                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                        Capstead Mortgage Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                [CAPSTEAD LOGO]


          ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 22, 1998

          ------------------------------------------------------------



To the Stockholders of
CAPSTEAD MORTGAGE CORPORATION:


      The Annual Meeting of Stockholders of Capstead Mortgage Corporation, a Maryland corporation (the "Company"), will be held at Cityplace Center East, 2711 North Haskell Avenue, Dallas, Texas on Wednesday, April 22, 1998 beginning at 9:00 a.m. for the following purposes:

      (i) To elect six directors to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified and

      (ii) To transact any other business that may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on February 16, 1998 will be entitled to notice of and to vote at the meeting. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                             By order of the Board of Directors,





                                                                ANDREW F. JACOBS
                                                                       Secretary





2711 North Haskell Avenue, Suite 900
Dallas, Texas 75204-2915
March 6, 1998

                          CAPSTEAD MORTGAGE CORPORATION
                      2711 North Haskell Avenue, Suite 900
                            Dallas, Texas 75204-2915

          ------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 22, 1998
          ------------------------------------------------------------

                                 PROXY STATEMENT

      This Proxy Statement, together with the enclosed proxy, is solicited by and on behalf of the Board of Directors of Capstead Mortgage Corporation, a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on April 22, 1998 (the "Annual Meeting"). This Proxy Statement and accompanying proxy will first be mailed to stockholders on or about March 6, 1998.

      At the Annual Meeting, action will be taken to elect six directors to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.


SOLICITATION OF PROXIES

      The enclosed proxy is solicited by the Board of Directors of the Company. The expense of soliciting proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company. In addition to solicitation by mail, officers of the Company may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding Common Stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing. The Company will also use the services of the proxy solicitation firm of Corporate Investor Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.



      Stockholders are urged to sign the accompanying form of proxy solicited on behalf of the Board of Directors of the Company and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1997, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein.


VOTING

      The accompanying proxy card is designed to permit each stockholder of record at the close of business on February 16, 1998 to vote in the election of directors. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for any or all nominees for the Board of Directors if the stockholder chooses to do so. With respect to the election of directors at the Annual Meeting, each share of the Company's outstanding shares of Common Stock, $0.01 par value (the "Common Stock"), may be voted for up to six individuals. To be elected, each nominee must receive a majority of all votes cast at the meeting with respect to such position as director.



      For purposes of determining the number of votes cast with respect to any other voting matter that may properly come before the meeting (except as noted herein), all votes cast for or against and abstentions are included. Abstentions will have the same legal effect as a vote against a proposal. Broker nonvotes, if any, will be treated as not present and not entitled to vote for a proposal.

      The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be counted as shares that are present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying form of proxy and return it promptly.


      When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented are voted by the Proxies designated on the proxy card in accordance with the stockholder's instructions to the tabulator. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the three designated Proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and to vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to the Company.

      If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted for the election of all of the nominees for director. Valid proxies will be voted at the Annual Meeting and at any adjournment in the manner specified.

RIGHT TO REVOKE PROXY


      Any stockholder who has returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and delivering to the Secretary of the Company prior to the Annual Meeting a later dated proxy, voting by ballot at the meeting, or filing with the Inspectors of Election an instrument of revocation at the meeting.



VOTING SECURITIES


      The only outstanding voting equity securities of the Company are its shares of Common Stock. Each share of Common Stock entitles the holder to one vote. As of February 16, 1998, there were 59,469,559 shares of Common Stock outstanding and entitled to vote. Only stockholders of record at the close of business on February 16, 1998 are entitled to vote at the Annual Meeting or any adjournment thereof.

                              ELECTION OF DIRECTORS

      One of the purposes of the Annual Meeting is to elect directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, beneficial ownership of the Company's Common Stock as of February 16, 1998, directorships held with other public companies, and other biographical data for the nominees for election as well as the year each nominee was first elected as a director of the Company. If any nominee should become unable to stand for election as a director--an event that the Board of Directors does not presently expect--the proxy will be voted for a replacement nominee if one is designated by the Board of Directors.

                         ------------------------------
                              Nominees for Director
                         ------------------------------



-------------------------------------------------------------------------------------------------------------------------------

BEVIS LONGSTRETH                                                  Mr. Longstreth retired in 1998 from the New York
Of Counsel,                                                       law firm of Debevoise & Plimpton where he had
Debevoise & Plimpton                                              been a partner since 1970.  He is currently an
                                                                  Adjunct Professor of Law at Columbia University
                                                                  School of Law.  He served as Commissioner of the
Member:  Audit and Compensation Committees                        Securities and Exchange Commission from 1981
                                                                  to 1984.  He is a member of the Board of
                                                                  AMVESCAP plc, College Retirement Equities
Director since 1994                                               Fund, and the American Stock Exchange and
Shares beneficially owned                 44,661                  serves as Chairman of the Finance Committee of
Age 64                                                            the Rockefeller Family Fund and Chairman of the
                                                                  Investment Committee of The Nathan Cummings
                                                                  Foundation.

-------------------------------------------------------------------------------------------------------------------------------

PAUL M. LOW                                                       Mr. Low is the founder of and was Chairman of the
Retired Chairman of the Board,                                    Board of New America Financial L.P., a mortgage
New America Financial L.P.                                        banking firm, from 1992 to 1994, when he retired.
                                                                  He was President of Lomas Mortgage USA
                                                                  ("LMUSA") from July 1987 to his retirement in
Chairman:  Executive and Nominating Committees                    December 1990, serving in various executive
                                                                  positions with LMUSA for more than five years
                                                                  prior to 1987.  Mr. Low served as Senior Executive
Director since November 1990;                                     Vice President of the Company from April 1985 to
and April 1985 to March 1990                                      January 1988.
Shares beneficially owned                 63,851
Age 67

-------------------------------------------------------------------------------------------------------------------------------

RONN K. LYTLE                                                     Mr. Lytle has been Chairman and Chief Executive
Chairman of the Board,                                            Officer of the Company since August 1992 and
Chief Executive Officer and                                       President and Chief Operating Officer since
President,                                                        January 1989.  Prior thereto, he served in various
Capstead Mortgage Corporation                                     positions with the Company since its inception in
                                                                  1985.  Mr. Lytle also served as a director,
                                                                  Chairman and Chief Executive Officer of Tyler
Member:  Executive and Nominating Committees                      Cabot Mortgage Securities Fund, Inc. ("Tyler
                                                                  Cabot") from March 1992 until its merger into the
Director since 1988                                               Company in December 1992; and, prior thereto,
Shares beneficially owned                690,021                  from Tyler Cabot's organization in August 1988
Age 57                                                            until March 1992, as a director, President and
                                                                  Chief Operating Officer.

-------------------------------------------------------------------------------------------------------------------------------

                         ------------------------------
                              Nominees for Director
                         ------------------------------


---------------------------------------------------------------------------------------------------------------------------------

HARRIET E. MIERS                                                      Ms. Miers has served as President of the Dallas
President and Shareholder,                                            law firm of Locke Purnell Rain Harrell since
Locke Purnell Rain Harrell                                            March 1996 and has been a shareholder in the
(A Professional Corporation)                                          firm since 1978.  She served as a member of the
                                                                      Dallas City Council from 1989 to 1991 and President
                                                                      of the State Bar of Texas from 1992 to
Chair:  Audit Committee                                               1993.  She is also a director of Attorneys'
Member:  Nominating Committee                                         Liability Assurance Society, Inc.  Ms. Miers also
                                                                      serves as Chair of the Texas Lottery
                                                                      Commission and on the Executive Board of the
Director since 1993                                                   Southern Methodist University Law School and
Shares beneficially owned                     36,994                  as Chair of the Board of Editors for the American
Age 52                                                                Bar Journal.

---------------------------------------------------------------------------------------------------------------------------------

WILLIAM R. SMITH                                                      Mr. Smith has been Chairman and Chief
Chairman of the Board and                                             Executive Officer of Smith Capital Management,
Chief Executive Officer,                                              Inc., an asset management firm, for more than
Smith Capital Management, Inc.                                        the previous five years.  He is on the Finance
                                                                      Committee of the Winthrop Rockefeller
                                                                      Foundation, the Investment Committee of the
Chairman:  Compensation Committee                                     Navigators and is director and Chairman of the
Member:  Audit Committee                                              Investment Committee of the New Horizons
                                                                      Foundation.
Director since 1993
Shares beneficially owned                     48,369
Age 58

---------------------------------------------------------------------------------------------------------------------------------

JOHN C. TOLLESON                                                      Mr. Tolleson is founder and former Chairman
Former Chairman of the Board and                                      and Chief Executive Officer of First USA, Inc., a
Chief Executive Officer,                                              financial services company specializing in the
First USA, Inc.                                                       credit card business, a position he held from
                                                                      1985 through 1997.  He is also a director of
                                                                      Banc One Corporation, Visa International, Visa
Member:  Compensation and Executive Committees                        USA, Inc., Viad Corporation and Paymentech,
                                                                      Inc.  Mr. Tolleson also serves on the Executive
                                                                      Board of the Edwin L. Cox School of Business at
Director since 1994                                                   Southern Methodist University.
Shares beneficially owned                     68,732
Age 49

---------------------------------------------------------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

      During the year ended December 31, 1997, the Board of Directors held four regular meetings and four dividend meetings. No director attended fewer than 84 percent of all meetings of the Board and the committees on which such director served.

      Directors who are not employees of the Company or its subsidiaries receive compensation at the rate of $40,000 annually and fees of $1,250 per meeting of the directors or of a committee attended and $500 for participation in telephonic meetings to declare dividends. In addition, nonemployee directors are reimbursed for their expenses related to attending Board or committee meetings.

      In accordance with the terms of the 1990 Directors' Stock Option Plan (the "Directors Plan"), each nonemployee director was, on each of January 1, 1997 and 1998, automatically awarded options (which were immediately exercisable) to purchase 2,250 shares of Common Stock at an exercise price equal to the market price of the Common Stock on date of grant, and Dividend Equivalent Rights ("DERs") entitling them to receive additional shares of Common Stock at no cost upon exercise of outstanding options. Directors who are not employees of the Company do not receive any other salaries, fees, commissions or bonuses from the Company, nor do they receive any separate compensation from any of the Company's affiliates for their services as directors of the Company or committees of the Board.



COMMITTEES OF THE BOARD



      The Board has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting. Respective memberships on the various standing committees are identified in the "Election of Directors" section of this Proxy Statement.

      The Audit Committee, composed of three nonemployee directors, met twice during 1997. The functions of the Committee include reviewing with management and the independent auditors the annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Committee also recommends to the Board the independent auditors to serve for the following year, approves the type and scope of services to be performed by the auditors and reviews the related costs.

      The Compensation Committee, composed of three nonemployee directors, met five times during 1997. The Board has delegated to this committee the review of the overall compensation philosophy and compensation structure to determine its appropriateness; to review and approve the compensation arrangements of senior management and the Chief Executive Officer (other than for base salary); to evaluate the performance of the Chief Executive Officer and make recommendations with respect to base salary for the Chief Executive Officer to the full Board of Directors; to review and approve proposed amendments to the benefit plans; to administer short-, intermediate- and long-term incentive plans; and to review the compensation arrangements of the members of the Board.

      The Executive Committee, composed of three directors, did not meet during 1997. During the intervals between meetings of the Board of Directors, the Executive Committee has all of the powers and authority of the Board in the management of the business and affairs of the Company except those powers which by law cannot be delegated by the Board.

      The Nominating Committee, composed of three directors, met once during 1997. It recommends to the Board a slate of directors for election by the stockholders at each annual meeting. Stockholders wishing to recommend candidates for consideration by the Nominating Committee can do so by writing to the Secretary of the Company at its offices in Dallas, Texas. Such recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of the executive officers of the Company. A description of the business experience of each for at least the past five years follows the table.



             Name                   Age                       Title
-------------------------------    ------    -------------------------------------------------------

Capstead Mortgage Corporation

Ronn K. Lytle...............         57      Chairman, Chief Executive Officer and President

Andrew F. Jacobs............         38      Senior Vice President--Control, Treasurer and Secretary

Julie A. Moore..............         36      Senior Vice President--Asset and Liability Management


Capstead Inc.

Christopher T. Gilson.......         56      President and Chief Operating Officer

William H. Rudluff..........         55      Executive Vice President--Servicing Administration

Larry G. Studinski..........         46      Senior Vice President--Control and Treasurer



      For a description of Mr. Lytle's business experience, see the "Election of Directors" section of this Proxy Statement.

      Mr. Gilson has served as President of Capstead Inc. since December 1993. Prior thereto, he served as President of NationsBanc Mortgage Corporation from 1989 to 1993. From 1973 to 1989, Mr. Gilson served in various executive positions with Citicorp/Citibank, Inc., last serving as Executive Vice President of Citicorp Mortgage, Inc.

      Mr. Rudluff has served as Executive Vice President--Servicing Administration of Capstead Inc. since March 1994, and of the Company from October 1992 to February 1994. Prior thereto, he was Senior Vice President of LMUSA responsible for delinquency and foreclosure administration from 1987 to 1992. Mr. Rudluff had been associated with LMUSA since 1963.

      Mr. Jacobs has served as Senior Vice President--Control and Treasurer of the Company since October 1991 and Secretary of the Company since August 1992. From July 1989 to September 1991, he served as Vice President--Control and Treasurer of the Company. Mr. Jacobs has been associated with the Company since 1988. Mr. Jacobs also served as Senior Vice President--Control and Treasurer of Tyler Cabot from October 1991 until its merger into the Company in December 1992 and from February 1989 to September 1991 as Vice President--Control.

      Ms. Moore has served as Senior Vice President--Asset and Liability Management of the Company since October 1991. From July 1990 to September 1991, she served as Vice President--Asset and Liability Management of the Company. Ms. Moore has been associated with the Company since 1988.

      Mr. Studinski has served as Senior Vice President--Control and Treasurer of Capstead Inc. since January 1994. Prior thereto, he served as Senior Vice President of NationsBanc Mortgage Corporation from April 1990 to January 1994. From 1987 to April 1990, Mr. Studinski was the Chief Accounting Officer and Treasurer of Foster Mortgage.

                             EXECUTIVE COMPENSATION

      The Company's direction and policies are established by the Board of Directors and implemented by the Chief Executive Officer. The Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executives") for services rendered in all capacities during the years ended December 31, 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE


                                                                                                  Long-Term
                                                           Annual Compensation                   Compensation
                                             --------------------------------------------    --------------------
                                                                     Other           Total    Restricted
                                                                     Annual         Annual      Stock                All Other
          Name and                           Salary     Bonus    Compensation(a) Compensation   Awards   Options   Compensation
     principal position               Year    ($)        ($)          ($)             ($)        ($)       (#)          ($)
---------------------------------   -------- --------  --------- -----------   ----------    ---------    -------  ------------
Ronn K. Lytle....................     1997    620,000    749,500     148,159    1,517,659    2,445,900(b) 205,107       134,176(c)
  Chairman, Chief Executive           1996    546,000    688,000     130,965    1,364,965      946,520(b)  81,034       124,279(c)
  Officer and President               1995    520,000    524,000      14,100    1,058,100        --       234,845       105,042(c)


Christopher T. Gilson............     1997    365,000    332,000      57,894      754,894    1,311,200(b)  95,977        72,416(c)
  President and Chief Operating       1996    330,000    237,500      48,392      615,892      273,155(b)  67,120        59,588(c)
  Officer of Capstead Inc.            1995    315,000     79,750      17,908      412,658        7,800(d)   5,976        42,891(c)

Julie A. Moore...................     1997    210,000    226,000      41,095      477,095      641,480(b)  88,122        18,146(c)
  Senior Vice President--             1996    176,000    183,500      36,992      396,492      273,155(b)  64,419        15,474(c)
  Asset and Liability                 1995    168,000    104,000       4,840      276,840        7,800(d)   5,475        14,358(c)
  Management

Andrew F. Jacobs.................     1997    190,000    176,500      41,095      407,595      629,940(b)  63,652        17,255(c)
  Senior Vice President--             1996    168,000    158,500      36,992      363,492      273,155(b)  64,419        14,130(c)
  Control, Treasurer and              1995    157,500    100,000       4,840      262,340        7,800(d)   5,475        13,455(c)
  Secretary

William H. Rudluff...............     1997    196,000    169,140      40,859      405,999      644,720(b)  62,740        39,962(c)
  Executive Vice President--          1996    174,000    141,500      34,447      349,947      226,904(b)  52,204        34,920(c)
  Servicing Administration            1995    168,000     78,000       9,196      255,196        7,800(d)   4,994        33,165(c)
  of Capstead Inc.

   --------------

(a) Includes dividends paid on unvested shares of restricted stock. See footnotes (b) and (d), as applicable. None of the dividends paid were deemed preferential.

(b) Amount includes the fair market value at the dates of grant of shares of restricted stock of the Company awarded pursuant to the Company's 1994 Flexible Long-Term Incentive Plan. Each officer is considered the record owner and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. On June 1, 1997, all full-time employees with one year of service as of April 18, 1997, were granted 1,000 shares of restricted stock, which vest 10 percent annually for ten years with initial vesting on June 1, 1998. Amounts also include the fair value of restricted stock issued by the Company pursuant to the restructuring of long-term incentive compensation on January 2, 1998 (see "Restructuring of Long-Term Incentive Compensation"), which has been reflected as a 1997 transaction. The shares will vest 20 percent on each February 1, 1999, 2000, 2001, 2002 and 2003, provided the Company attains certain performance goals. Any unvested interest in the shares of restricted stock will revert to the Company in the event the officer or employee leaves the Company. As of December 31, 1997 the number and value of unvested restricted stock holdings of the Company's Common Stock by each of the Named Executives, after giving effect to the January 2, 1998 grants, were as follows:


                                    Number                    Value
                                 --------------------     --------------------
 Ronn K. Lytle                        182,995                $3,648,463
 Christopher T. Gilson                 77,510                $1,545,356
 Julie A. Moore                        44,024                  $877,729
 Andrew F. Jacobs                      43,447                  $866,225
 William H. Rudluff                    41,936                  $836,099


(c) Amount includes matching contribution by the Company of 50 percent of a participant's voluntary contribution of up to a maximum of 6 percent of a participant's compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by the Company of a portion of the participant's voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant's compensation regardless of participation in the above noted plans. All Company contributions are subject to certain vesting requirements.

(d) Amount includes the fair market value at the dates of grant of shares of restricted stock of Capstead Holdings, Inc. awarded pursuant to the Capstead Holdings, Inc. 1997 Restricted Stock Plan (formerly the Capstead Inc. 1994 Restricted Stock Plan). Each officer is considered the record owner of and is entitled to vote the shares and is entitled to receive all dividends and any other distributions declared on the shares. The shares vest over a seven-year period beginning in the year of grant as follows: 10 percent on each of July 1 for four years and 20 percent on each succeeding July 1 for three years. Any unvested interest in the shares will revert to Capstead Holdings, Inc. in the event the officer leaves the Company for any reason, including death or disability, and Capstead Holdings, Inc. will purchase the vested portion at Capstead Holdings, Inc.'s fair market value. The shares cannot be sold, transferred or otherwise disposed of for any purpose whatsoever other than to the Company. In the event of a Change in Control (as defined therein), all outstanding unvested shares will automatically vest in full. The number of restricted stock holdings of Capstead Holdings, Inc., subject to fractional vesting as described above, and the unvested value, as determined in good faith by management, as of December 31, 1997 were as follows:

                                   Number                    Value
                                --------------------     --------------------
Christopher T. Gilson                    43                    $417,100
Julie A. Moore                           13                    $126,100
Andrew F. Jacobs                         13                    $126,100
William H. Rudluff                       23                    $223,100


OPTION GRANTS

      The table below shows information regarding grants of stock options and Dividend Equivalent Rights ("DERs") made to the Named Executives under the Company's 1994 Flexible Long-Term Incentive Plan and 1990 Employee Stock Option Plan during the fiscal year ended December 31, 1997. The amounts shown for each of the Named Executives as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 0 percent, 5 percent and 10 percent over the full term of the options.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                             Individual Grants
                                                                                                  Potential Realizable Value
                                                                                                      at Assumed Annual
                            Number of       Percent of                  Market                       Rates of Stock Price
                           Securities     Total Options                 Price                    Appreciation for Option Term
                           Underlying       Granted to     Exercise    on Date                ---------------------------------
                             Options       Employees in     Price      of Grant    Expiration    0%         5%           10%
         Name                Granted       Fiscal Year     ($/SH)       ($/SH)       Date       ($)        ($)           ($)
-----------------------  ---------------  --------------  ---------  ------------ ----------  -------   ------------   ----------
Ronn K. Lytle .........       150,000(a)            14.6    23.50       23.50       1-2-07       0         2,216,854    5,617,942
                               55,107(b)             5.4    0.00        24.00      various      0(c)            0(c)         0(c)
                               58,854(b)             5.7    0.00        20.00      various      0(c)            0(c)         0(c)


Christopher T. Gilson..        75,000(a)             7.3    23.50       23.50       1-2-07       0         1,108,427    2,808,971
                               20,977(b)             2.0    0.00        24.00      various      0(c)            0(c)         0(c)
                               31,412(b)             3.1    0.00        20.00      various      0(c)            0(c)         0(c)


Julie A. Moore.........        75,000(a)             7.3    23.50       23.50       1-2-07       0         1,108,427    2,808,971
                               13,122(b)             1.3    0.00        24.00      various      0(c)            0(c)         0(c)
                               16,999(b)             1.7    0.00        20.00      various      0(c)            0(c)         0(c)


Andrew F. Jacobs.......        50,000(a)             4.9    23.50       23.50       1-2-07       0           738,951    1,872,647
                               13,562(b)             1.3    0.00        24.00      various      0(c)            0(c)         0(c)
                               15,945(b)             1.6    0.00        20.00      various      0(c)            0(c)         0(c)

William H. Rudluff.....        50,000(a)             4.9    23.50       23.50       1-2-07       0           738,951    1,872,647
                               12,740(b)             1.2    0.00        24.00      various      0(c)            0(c)         0(c)
                               16,005(b)             1.6    0.00        20.00      various      0(c)            0(c)         0(c)


---------------
*     Denotes less than 1 percent.

(a) Stock options awarded at the fair market value of shares of Common Stock at the date of award and become exercisable one-fourth on each May 1, 1997, 1998, 1999 and 2000. Such options lapse at the earliest of ten years after award, six months after the optionee's termination of employment by reason of resignation, death, disability or retirement, or at the time of the optionee's termination of employment for cause.

(b) DERs awarded to plan participants pursuant to a formula based upon options previously granted and total dividends paid during the previous year in excess of a benchmark rate of return. The DERs entitled the holder to receive additional shares of Common Stock at no cost to the holder (see "Restructuring of Long-Term Incentive Compensation").

(c) No potential realizable value is presented because such DERs were repurchased by the Company pursuant to the restructuring of long-term incentive compensation on January 2, 1998 (see "Restructuring of Long-Term Incentive Compensation"), which has been reflected as a 1997 transaction.

OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

      The following table shows stock option exercises by the Named Executive during 1997 including the net gain realized on the date of exercise. In addition, this table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by the Named Executives at December 31, 1997. Also reported are the values for in-the-money options which represents the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                           Number of Securities Underlying
                                                                 Unexercised Options             Value of Unexercised In-the-Money
                            Shares                                at Fiscal Year End                 Options at Fiscal Year End
                         Acquired on       Value          ----------------------------------    ------------------------------------
         Name            Exercise(a)     Realized(a)(b)     Exercisable      Unexercisable        Exercisable       Unexercisable
---------------------   --------------  ---------------   ----------------  ----------------    ---------------  -------------------
Ronn K. Lytle                 294,142       $5,461,958             431,625           142,500        $2,835,948              $135,615
Christopher T. Gilson          64,360       $1,496,370             228,750            86,250        $1,414,425              $135,615
Julie A. Moore                 84,627       $1,344,289             108,750            86,250         $561,885               $135,615
Andrew F. Jacobs               75,548       $1,232,330             105,500            67,500         $583,199               $135,615
William H. Rudluff             72,503       $1,241,864             109,242            61,500         $625,288               $108,492


(a) Amounts include cash payments made by the Company for the repurchase of DERs pursuant to the restructuring of long-term incentive compensation on January 2, 1998 (see "Restructuring of Long-Term Incentive Compensation"), which has been reflected as a 1997 transaction.

(b) Represents the difference between the fair market value of securities acquired and the exercise price of the option.


RESTRUCTURING OF LONG-TERM INCENTIVE COMPENSATION

      On January 2, 1998 the Company completed the restructuring of its long-term incentive compensation program for 31 of its key officers. The restructuring involved the repurchase by the Company of outstanding DERs granted to key officers in exchange for the aggregate cash payment of $10,523,578 and the elimination of the right to receive future DERs in exchange for the grant of 452,627 restricted shares of the Company's Common Stock (the "Restructuring"). For each DER held, participating officers received $23.25 and one restricted share of the Company's Common Stock that vests over 5 years. No additional compensation expense was necessary to consummate the cash payment portion of the Restructuring as annual compensation accruals for the DER program from 1990 to 1997 were sufficient to fully provide for the repurchase of all outstanding DERs.

      The Company began reviewing DERs as a component of long-term incentive compensation in the summer of 1997 as the annual DER expense accrual began growing at levels previously unanticipated. DERs, which are granted annually based on a formula of total dividends paid during the previous year in excess of a benchmark rate of return, entitle the holder to receive additional shares of Common Stock at no cost to the holder. Accordingly, the Company annually charges to income the value of the DERs granted based on the market price of the Common Stock on the date of grant. During 1997, the Company expensed $4,741,000 for DERs and anticipated an accelerating expense accrual in 1998 and beyond, whereas the Restructuring will limit annual compensation expense accruals over the next five years to $1,811,000 and zero thereafter.

      In October 1997 the Board of Directors, upon receiving an analysis from Ernst & Young LLP comparing the existing long-term incentive compensation program to a proposed program, requested that the Compensation Committee consider alternatives to the current DER program, including its elimination and restructuring. On December 8, 1997, the Compensation Committee of the Board of Directors, upon receiving a final analysis from Ernst & Young LLP and the recommendation from the Company's management, approved the Restructuring. The Compensation Committee believes that the Restructuring is in the best interest of the stockholders. In particular, that the interests of the Company will be better served with other forms of long-term incentive compensation that have less impact on the net income of the Company while still providing nearly equal value in long-term incentive compensation to key officers.

      DERs were first introduced at Capstead in 1990 to enhance the Company's stock option program. As a real estate investment trust, the Company pays out virtually all of its earnings in dividends and thereby is not able to reinvest earnings for future growth. As a result, dividends make up most of the Company's total return to stockholders, whereas price appreciation of the Company's stock makes up a smaller portion of the total return. By awarding grantees DERs for dividends paid above a benchmark return, the previous plan was designed to provide grantees with comparable benefits with those in corporations where stock price appreciation alone is the major determinant of total stockholders return.


EMPLOYMENT AGREEMENTS

      Mr. Lytle is a party to an Employment Agreement with the Company executed as of August 1, 1992 and initially expiring on December 31, 1995 (the "1992 Employment Agreement"), subject, however, to automatic one year extensions of the then remaining term commencing on December 31, 1992 and on each December 31, thereafter through December 31, 2006 (age 65), unless at least 180 days prior to such December 31, the Company gives notice that it does not wish to extend. Thus, on December 31, 1997, the 1992 Employment Agreement was automatically extended one additional year and will now expire on December 31, 2001. During the term of the 1992 Employment Agreement, Mr. Lytle will serve as Chairman, Chief Executive Officer and President of the Company.

      Mr. Lytle's 1992 Employment Agreement provides for annual increases of at least 6 percent in base salary over the immediately preceding 12-month period. On January 1, 1997 Mr. Lytle's base salary was increased to $620,000 for 1997. In addition to base salary, Mr. Lytle is entitled to receive incentive compensation as approved by the Compensation Committee.

      The 1992 Employment Agreement will terminate in the event of Mr. Lytle's death and may be terminated by the Company in the event of Mr. Lytle's disability or for Cause (as defined therein). Mr. Lytle may terminate his employment for Good Reason, which includes (i) a defined Change in Control, (ii) certain changes in Mr. Lytle's duties or compensation, and (iii) action by the Company to prevent the automatic extension of the 1992 Employment Agreement. If Mr. Lytle terminates his employment for Good Reason or if the Company terminates Mr. Lytle's employment in breach of the 1992 Employment Agreement, Mr. Lytle will be entitled to lump-sum severance pay equal to three times the amount of his base salary plus an amount equal to three times the average of the two highest of his three most recent annual incentive compensation payments. The 1992 Employment Agreement also provides for the continuation of all retirement and other benefit programs (or the payment of equivalent benefits) until three years after the date of termination, except in the case of termination for Cause.

      Mr. Gilson has an employment agreement for the duration of his employment with the Company. Mr. Gilson is entitled to receive the agreed to base salary (plus any merit increases) and incentive compensation as approved by the Compensation Committee. In the event of involuntary termination of employment, Mr. Gilson will be entitled to lump-sum severance pay equal to his base salary at the time of termination plus the average of his last two year's incentive compensation.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Compensation for the executive officers of the Company is administered under the direction of the Compensation Committee of the Board (the "Committee") which currently consists of three independent directors. The Committee approves the compensation arrangements of all executive officers and the Chief Executive Officer (other than for base salary) (together, the "Named Executives") and submits its recommendations with respect to base salary for the Chief Executive Officer to the full Board of Directors.

      The following is the Committee's report in its role as reviewer of the Company's executive pay programs on 1997 compensation practices for the executive officers of the Company. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

EXECUTIVE COMPENSATION PROGRAM PHILOSOPHY

      The philosophy behind the Company's executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Committee believes that the uniqueness of the Company's business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

o     Responsibilities within the Company.

o Completion of individual business objectives established prior to the beginning of the year (which objectives may vary greatly from person to person).

o     Business unit and overall Company performance.

o     Amount, form and timing of prior compensation amounts.

o     Contributions toward executing the business strategy of the Company.

o A Compensation practices of a self-selected comparison group of six companies, consisting of companies that compete in the Company's primary lines of business and companies of comparable size and scope located in Dallas, Texas.

      The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

      The Committee considers the following four elements of compensation to be the primary components that constitute an executive's total compensation program: (i) base salaries; (ii) annual incentives; (iii) long-term incentives and (iv) other executive programs and benefits. Each element is described in more detail below.

Base Salaries

      The Chief Executive Officer reviews base salaries annually utilizing the above factors and makes recommendations to the Committee.

Annual Incentives

      The Company maintains three annual incentive plans. The Base Incentive Compensation Plan and the Profit Sharing Plan are for all Company and Capstead Inc. employees. The purpose of these plans is to focus employees on the attainment of superior returns on stockholders' equity on an annual basis. The Incentive Bonus Plan, as approved by the stockholders of the Company, is for Named Executives and its purpose is to retain highly-qualified executives by providing appropriate performance-based incentive awards to align executive and stockholder long-term interests by creating a direct link between executive compensation and the success of the Company. An additional purpose of the Incentive Bonus Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Code in order to preserve the Company's tax deduction for compensation paid under the Incentive Bonus Plan to the Named Executives.

      The Compensation Committee has approved the creation of an incentive pool (the "Incentive Pool"), from which both Base Incentive Compensation and Incentive Bonuses are paid, equal to a percentage of net income (the "Participation Percentage") above an 8 percent return on stockholders' equity ("ROE"). The Participation Percentage for the Incentive Pool is currently set at
7.5 percent of net income above an 8 percent ROE; however, the maximum pay-out from such Incentive Pool to each Named Executives is based on a pre-determined percentage of base salary depending upon the attainment of ROEs over a range from 8 percent to 22 percent, but is subject to a downward adjustment of up to 25 percent at the discretion of the Committee. Prior to the beginning of the year, the Chief Executive Officer recommends to the Committee a quarterly distribution (payable April, July and October of the following year) of a portion of the Incentive Pool to the executives, including the Chief Executive Officer. Prior to the end of the year, the Chief Executive Officer makes his recommendation to the Committee for the fourth quarterly distribution from the Incentive Pool (payable in December of that year or in January of the following year), which amount may or may not exceed the previous quarterly award and which amount is designed to qualify as performance-based compensation for the Named Executives under the Incentive Bonus Plan. Recommendations for distributions from the Incentive Pool are based on the same factors that are used in determining other elements of compensation as described above. Any amount remaining in the Incentive Pool after all distributions are made is carried over and may be used to make awards in subsequent years. The quarterly award can be terminated at any time by the Committee.

      The Profit Sharing Plan also creates a profit pool ("Profit Sharing Pool") equal to a percentage of net income above certain levels of ROE. The Participation Percentage for the Profit Sharing Pool is currently set at 3 percent of net income above a 12 percent ROE and an additional 3 percent of net income above a 15 percent ROE. Awards can be paid in cash and/or stock. The Plan currently makes awards based only on tenure. Awards do not vary by position. Any amount remaining in the Profit Sharing Pool after all distributions are made is carried over and may be used to make awards in subsequent years. The Chief Executive Officer recommends award levels to the Committee.

      For 1997 the Company's ROE equaled 19.1 percent. As a result of exceeding the 8 percent ROE threshold, additional amounts were added to the Incentive Pool and Profit Sharing Pool.

Long-Term Incentives

      The Committee believes that the Company and its affiliates' key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a considerable portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to tie the executive's interest to that of the Company's stockholders through the granting of stock options, restricted stock and other incentive-based awards.

      The Chief Executive Officer periodically recommends long-term incentive grants for executive officers to the Committee under the Company's 1994 Flexible Long-Term Incentive Plan and 1997 Flexible Long-Term Incentive Plan. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. During 1997 the Committee made nonqualified stock option and restricted stock grants to executive officers as well as restricted stock grants to all employees, all of which were subject to certain vesting requirements. The nonqualified stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Restructuring of Long-Term Incentive Compensation

      In December 1997, the Chief Executive Officer recommended, and the Committee approved, the restructuring to the Company's long-term incentive compensation for executive officers of the Company. The Committee determined that the Company could significantly reduce certain accounting expenses of the Company by (i) canceling outstanding dividend equivalent rights ("DERs"), (ii) eliminating the right to receive future DERs, and (iii) not including the right to DERs in future stock option grants. Accordingly, on January 2, 1998, each executive officer of the Company holding DERs received a cash payment of $23.25 and a grant of one restricted share of the Company's Common Stock, based on the number of DERs outstanding on January 2, 1998. The restricted stock will vest over five years. These changes to existing and future stock options will result in a substantial cost savings for the Company, while still providing nearly equal value in long-term incentive compensation to the executive officers.

Other Executive Programs and Benefits

      The Company maintains employee benefit plans in which all executive officers, including the Chief Executive Officer, participate. The Company sponsors a 401(k) plan and nonqualified deferred compensation plan (together the "Plans") whereby the Company matches employee contributions up to a preset percentage of the participant's compensation. The Company may also make discretionary contributions into the Plans regardless of a participant's participation. The Company believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.

1997 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

      The same philosophies described above for executive compensation were used by the Committee to set, or in the case of base salary to recommend to the Board, the compensation of Mr. Ronn K. Lytle, Chairman, Chief Executive Officer and President.

Base Salary

      Mr. Lytle's base salary in 1997 was $620,000. For 1998, the Committee recommended and the Board approved a 4.8 percent base salary increase for Mr. Lytle, which brings his base salary to $650,000.

Annual Incentives

      The performance goals as established by the Committee for determining Mr. Lytle's maximum annual incentive compensation for 1997 and as approved for 1998 are as follows:


             Target Return on                   Maximum Incentive
                 Average                         Compensation
               Stockholders'                     as a Percentage
                  Equity                        of Base Salary(a)
        -----------------------------     -----------------------------
                    Below 8%                             0%
                    8% - 10%                            20%
              Over 10% - 12%                            40%
              Over 12% - 14%                            60%
              Over 14% - 16%                            80%
              Over 16% - 18%                           100%
              Over 18% - 20%                           120%
                    Over 20%                           140%



                (a) Subject to up to a 25% downward adjustment
                     at the discretion of the Committee.

      In January 1998, the Committee reviewed the Company's operating results for 1997 and concluded that upon the Company achieving a ROE of 19.1 percent, the performance goals had been met and awarded Mr. Lytle incentive compensation at a level of 120 percent of base salary, after taking into consideration previous incentive bonuses paid to Mr. Lytle earlier in the year. As a result, Mr. Lytle's total incentive compensation for 1997 was $744,000. Mr. Lytle was also awarded $5,500 under the Profit Sharing Plan.

Long-Term Incentives

      The Committee granted Mr. Lytle 150,000 nonqualified stock options (subject to certain vesting requirements) in January 1997. These options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The Committee believes that this element of the total compensation package will help further tie Mr. Lytle's interest to that of the Company's stockholders. In addition, Mr. Lytle was granted 1,000 shares of restricted stock pursuant to the grant to all employees of the same number of restricted shares as discussed above.

      Pursuant to the restructuring of long-term incentive compensation as discussed above, Mr. Lytle received cash payment of $2,815,459 and the grant of 121,095 shares of restricted stock on January 2, 1998.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

           Section 162(m) of the Code generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated other executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Committee's policy on deductibility is generally to develop compensation plans which provide for the payment of compensation that is tax deductible to the Company, while recognizing that the legitimate interest of the Company and its stockholders may at times be better served by compensation arrangements which are not tax deductible.

      The Company recognizes that the aggregate of Mr. Lytle's base salary and the portion of his incentive compensation that does not meet the definition of qualified performance based compensation under Section 162(m) of the Code will not be tax deductible to the extent it exceeds $1 million, but considers this amount not to be significant to the Company.

CONCLUSION

      Executive compensation at Capstead is subject to considerable focus by the Committee, the Board of Directors and senior management. The Committee believes that the Company's mix of base salary, short-and long-term incentives and other benefits produces a strong attraction and motivation for its executive officers and helps align their interests with those of the Company's stockholders.

                                                     William R. Smith, Chairman
                                                               Bevis Longstreth
                                                               John C. Tolleson

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 1997, assuming the investment of $100 on December 31, 1992 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 CAPSTEAD MORTGAGE CORPORATION COMMON STOCK AND
                      S&P 500 AND RUSSELL 2000 STOCK INDEX

                                    [GRAPH]

---------------------------------------------------------------------------------------------------------------
                                    12/31/92      12/31/93    12/31/94     12/31/95     12/31/96     12/31/97
---------------------------------------------------------------------------------------------------------------
Capstead                            $ 100.00     $ 114.26     $  53.77     $ 119.55     $ 209.15     $ 193.07
---------------------------------------------------------------------------------------------------------------
S&P 500                             $ 100.00     $ 110.01     $ 111.51     $ 153.26     $ 188.36     $ 251.12
---------------------------------------------------------------------------------------------------------------
Russell                             $ 100.00     $ 117.00     $ 113.28     $ 142.97     $ 164.07     $ 197.74
---------------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP OF MANAGEMENT

      Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of shares of Common Stock as of February 16, 1998 by each director nominee, the executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.


        Title                                                                                Amount and Nature
         of                                                                                  of Beneficial
        Class                                 Name of Beneficial Owner                         Ownership (a)       Percent of Class*
      --------              --------------------------------------------------------        ------------------     -----------------
       Common               Bevis Longstreth........................................            44,661(b)                *
       Stock                Paul M. Low.............................................            63,851(c)                *
                            Ronn K. Lytle...........................................           690,021(d)(e)            1.2
                            Harriet E. Miers........................................            36,994                   *
                            William R. Smith........................................            48,369                   *
                            John C. Tolleson........................................            68,732                   *

                            Christopher T. Gilson...................................           311,871(d)                *
                            Julie A. Moore..........................................           169,375(d)                *
                            Andrew F. Jacobs........................................           155,611(d)                *
                            William H. Rudluff......................................           154,882(d)                *

                            All nominees for Director and  Executive Officers
                                as a group (11 persons).............................         1,844,022(d)                3.1


 ------------
 *     Denotes less than 1 percent.

(a) Amounts include shares of Common Stock issuable as follows:

                                                         Right to Acquire
                                                        Exercisable Options
                                                        -------------------
Bevis Longstreth .....................................      23,732
Paul M. Low ..........................................       8,863
Ronn K. Lytle ........................................     431,625
Harriet E. Miers .....................................      27,189
William R. Smith .....................................      27,189
John C. Tolleson .....................................      23,732

Christopher T. Gilson ................................     228,750
Julie A. Moore .......................................     108,750
Andrew F. Jacobs .....................................     105,500
William H. Rudluff ...................................     109,242
All nominees for Director
   and Executive Officers
   as a group (11 persons) ...........................   1,163,072



(b) Includes 10,672 shares of Common Stock held in a limited partnership of which he and his wife are the general partners and grantor trusts for his children are the limited partners.

(a) Includes 16,679 shares of Common Stock held in trust for Mr. Low's son. Mr. Low is settlor and trustee of this trust and has voting and dispositive power over the shares but expressly disclaims beneficial ownership.

(d) Includes 23,298 shares of Common Stock held in trust for Mr. Lytle's children. Mr. Lytle is settlor and trustee of this trust and has voting and dispositive power over the shares but expressly disclaims beneficial ownership.

(e) Includes shares of restricted Common Stock granted January 2, 1998, which vest 20 percent on each February 1, 1999, 2000, 2001, 2002 and 2003, provided the Company attains certain performance goals, as follows: Ronn
      K. Lytle, 121,095 shares; Christopher T. Gilson, 64,360 shares; Julie A. Moore, 30,874 shares; Andrew F. Jacobs, 30,297 shares; William H. Rudluff, 31,036 shares; and all nominees for Director and Executive Officers as a group (11 persons), 174,965 shares. In addition, includes 1,000 shares of restricted Common Stock granted June 1, 1997, which vest 10 percent annually on June 1 over ten years for each of the Named Executives and all nominees for Director and Executive Officers as a group (11 persons), 6,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      No person or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, is known to the management of the Company to be the beneficial owner of more than 5 percent of the outstanding Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements were complied with, with the exception of one Form 4 report covering two transactions, conversion and a purchase, which were filed four days late by Mr. Low, a director of the Company, one Form 5 report covering one gift transaction that was filed 21 days late by Mr. Smith, a director of the Company, and two Form 5 reports covering three dividend reinvestment transactions that were filed four months late by Messrs. Gilson and Studinski, executive officers of the Company.

                              INDEPENDENT AUDITORS

      During the year ended 1997, the Company engaged Ernst & Young LLP to provide it with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission and the Internal Revenue Service, assistance with management's evaluation of internal accounting controls, consultation on financial and tax accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures. Representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.



OTHER MATTERS


      Management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

      Proposals of stockholders intended to be presented at the 1999 annual meeting of stockholders must be received at the Company's principal executive offices no later than November 15, 1998 to be included in the proxy statement and form of proxy for such meeting.

                                             By order of the Board of Directors,





                                                                ANDREW F. JACOBS
                                                                       Secretary
March 6, 1998

                         CAPSTEAD MORTGAGE CORPORATION

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
               FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 22, 1998

     The undersigned hereby appoints Ronn K. Lytle, Andrew F. Jacobs and Julie
A. Moore, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Capstead Mortgage Corporation to be held at CityPlace Center East, 2711 North Haskell Avenue, Dallas, Texas, on Wednesday, April 22, 1998, and at any adjournments thereof, on all matters coming before said meeting.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES; SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.





                               (See Reverse Side)
--------------------------------------------------------------------------------

                               [CAPSTEAD LOGO]
-------------------------------------------------------------------------------

                         CAPSTEAD MORTGAGE CORPORATION
                                 ANNUAL MEETING

                             CityPlace Center East
                           2711 North Haskell Avenue
                                 Dallas, Texas

                                 APRIL 22, 1998


                              Please detach here
-------------------------------------------------------------------------------

                          (Continued from other side)

1.   ELECTION OF DIRECTORS:
     [ ] FOR, except vote withheld from the following nominee(s)    [ ] WITHHELD
     Bevis Longstreth, Paul M. Low, Ronn K. Lytle, Harriet E. Miers,
     William R. Smith and John C. Tolleson.
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
-------------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

                                        Dated:
                                              ---------------------------------

                                        ---------------------------------------
                                                      (Signature)

                                        ---------------------------------------
                                                      (Signature)

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.

PLEASE COMPLETE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE